UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 28, 2023

INVO BIOSCIENCE, INC.

(Exact name of registrant as specified in charter)

Nevada	001-39701	20-4036208
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5582 Broadcast Court Sarasota, Florida	34240
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (978) 878-9505

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	INVO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company ☐.

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into Material Definitive Agreement.

On December 28, 2023, INVO Bioscience, Inc. (the “Company”) entered into an Amendment to Common Stock Purchase Warrant (the “Amendment”) with s certain institutional investor to amend that certain Common Stock Purchase Warrant dated March 27, 2023 issued by the Company to such investor (the “Original Warrant”) to reduce the exercise price under Section 2(b) thereunder to $2.85 per share.

The Original Warrant was originally issued by the Company to such institutional investor to purchase 5,520,000 shares of Common Stock at an exercise price of $0.63 per share. Since issuance on March 27, 2023, the number of shares subject to the Original Warrant and the exercise price thereunder automatically adjusted to 276,000 shares and $12.60 per share, respectively, upon the Company’s 1-for-20 reverse stock split in July 2023. Following the Amendment, the Original Warrant (as amended) entitles such institutional investor to purchase 276,000 shares of the Company’s common stock at an exercise price of $2.85 per share.

In connection with that certain July 7, 2023 Amendment to Securities Purchase Agreement (the “SPA Amendment”) executed between the Company and a certain institutional investor, the Company agreed to reduce the exercise price of the Original Warrants price paid by investors in its next public offering (the “Public Offering), subject to shareholder approval in accordance with Nasdaq Listing Rule 5635(d) in consideration of certain amendments agreed to by such institutional investor under the SPA Amendment. The Public Offering closed on August 8, 2023 and the per unit price for the securities sold in the Public Offering was $2.85 per unit. The Company’s shareholders approved the warrant exercise price reduction for the Original Warrant at the Company’s 2023 Annual Meeting of Stockholders on December 26, 2023.

The foregoing description of the Amendment set forth herein does not purport to be complete and is qualified in its entirety by the full text of the Amendment which is attached hereto as Exhibit 4.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
4.1	Amendment to Common Stock Purchase Warrant
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INVO BIOSCIENCE, INC.

	By:	/s/ Steven Shum
	Name:	Steven Shum
	Title:	Chief Executive Officer

Dated: December 28, 2023

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